SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) August 10, 2001
                                                 ---------------

                                  IDACORP, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)



           Idaho                          1-14465                82-0505802
(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

             1221 W. Idaho Street, Boise, ID                    83702-5627
       (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code     (208) 388-2200


          (Former Name or Former Address, if Changed Since Last Report)





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                                  IDACORP, Inc.
                                    Form 8-K

Items 1 through 4 and 6 through 9 are inapplicable and have been omitted herefrom.

Item 5.  Other Events.

     On July 13, 2001, IDACORP, Inc. (IDACORP) commenced an offer to exchange shares of IDACORP common stock for up to 3,594,108 shares of common stock of RMC Holdings, Inc. (RMC). The offer expired at midnight, Boise, Idaho time on August 9, 2001. A total of 3,587,915 shares of RMC common stock were tendered and accepted for exchange. For purposes of the exchange offer, IDACORP common stock was valued at $36.4298, representing the average of the high and low sales price of IDACORP common stock during a twenty-day pricing period. Subject to the terms and conditions of the exchange offer, each share of RMC common stock will be exchanged for .0473 shares of IDACORP common stock, resulting in a total of 169,789 shares of IDACORP common stock (excluding fractional shares) being exchanged for the tendered RMC common stock.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 IDACORP, INC.

Dated: August 13, 2001
                                                 By: /s/  Darrel T. Anderson
                                                 Name: Darrel T. Anderson
                                                 Title:   Vice President -
                                                          Finance and Treasurer